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                                                                [Exhibit 1.3]

                             SELLING AGENT AGREEMENT

                                  by and among

                                 CIT Group Inc.

                                     and the

                               Agents named herein

                                 ________, 2004




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_________, 2004

To the Agents listed on
the signature page hereto.

          CIT Group Inc., a Delaware corporation (the "Company"), proposes to issue and sell up to $[___] aggregate principal amount of its InterNotes'r' due nine months or more from date of issue (the "Notes"). The Notes are to be issued pursuant to an indenture, dated as of _______, 2004 (the "Indenture") between the Company and J.P. Morgan Trust Company, National Association, as trustee (the "Trustee"). The terms of the Notes are described in the Prospectus referred to below.

          Subject to the terms and conditions contained in this Agreement, the Company hereby (1) appoints each of you as agent ("Agent") of the Company for the purpose of soliciting offers to purchase Notes and each of you hereby agree to use your reasonable best efforts, as agents for the Company, to solicit offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify and in accordance with the terms hereof, and after consultation with Incapital LLC (the "Purchasing Agent") and (2) agrees that whenever the Company determines to sell Notes to you pursuant to this Agreement, such Notes shall be sold pursuant to a Terms Agreement (as defined herein) relating to such sale in accordance with the provisions of Section V hereof between the Company and the Purchasing Agent, with the Purchasing Agent purchasing such Notes as principal for resale to other Agents or dealers (the "Selected Dealers"), each of whom will purchase as principal. The Company reserves the right to enter into agreements substantially similar hereto with other agents.

                                       I.

          The Company has filed with the Securities and Exchange Commission (the "SEC") a registration statement No. 333-119172 that included a base prospectus, which sets forth the general terms of the Notes (the "Base Prospectus"). Under the registration statement, the Notes may be offered thereof, from time to time, in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). The registration statement has been declared effective by the SEC (the registration statement, in the form declared effective by the SEC, hereinafter referred to as the "Registration Statement"), and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The Base Prospectus, dated as of October 28, 2004, included as part of the Registration Statement, and the prospectus supplement, dated as of the date hereof, relating to the Notes, filed with the SEC pursuant to Rule 424 under the 1933 Act, including all documents incorporated therein by reference, as from time to time amended or supplemented, including any Pricing Supplement (as defined herein), are referred to herein as the "Prospectus."

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InterNotes'r' is a registered servicemark of Incapital Holdings LLC




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                                       II.

          The Agents' obligations hereunder are subject to the following conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company, shall be contemplated by the SEC.

     (b) Such Agents shall have received an opinion or opinions, dated as of the date hereof, of Robert J. Ingato, General Counsel of the Company, the form of which is attached hereto as Exhibit F, and of Shearman & Sterling LLP, or other counsel of the Company reasonably satisfactory to such Agent, the form of which is attached hereto as Exhibit G.

     (c) On the date hereof, the Agents shall have received from Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Agents, such opinion or opinions, dated as of the date hereof, with respect to the Indenture, the Registration Statement, the Prospectus and other related matters as they may require and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (d) On the date hereof, the Agents shall have received a certificate, dated as of the date hereof, of the principal financial or accounting officer of the Company in which such officer shall state to the best of his knowledge after reasonable investigation, (i) that the representations and warranties of the Company in this Agreement are true and correct as of the date hereof, (ii) that the Company has complied with all agreements and satisfied all conditions to the obligation of such Agent to solicit offers to purchase the Notes as set forth in this Agreement, (iii) that no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to the best of his knowledge, no proceedings for that purpose have been instituted or are contemplated by the SEC, (iv) that, subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, financial condition or results of operations of the Company or its subsidiaries, except as set forth in or contemplated by the Prospectus, and (v) that such officer has reviewed each agreement or instrument to which the Company is a party or by which it is bound which contains any covenant or restriction which limits or restricts the Company's freedom to incur indebtedness, that the issuance and sale by the Company of the Notes would not result in a breach of, or constitute a default under, the provisions of any of such agreements or instruments and that, with respect to any Notes in respect of which such covenants or restrictions apply, attached thereto are calculations demonstrating that, based upon the Company's latest available financial statements, the issuance and sale of such Notes would not result in a breach of, or constitute a default under, the provisions of any of such agreements or instruments, and also attached thereto is a letter of the Company's independent registered public accounting firm, reporting on their review of such calculations.

     (e) On the date hereof, the Agents shall have received a letter, dated as of the date hereof, of the Company's independent registered public accounting firm confirming that it is an independent registered public accounting firm within the meaning of the 1933 Act and the published Rules and Regulations and to the effect that (i) in their opinion, the financial


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statements and financial schedules audited by them and included in or incorporated by reference into the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the related published rules and regulations of the SEC promulgated pursuant to the 1933 Act and the 1934 Act (together with the rules and regulations promulgated pursuant to the Trust Indenture Act, the "Rules and Regulations"), (ii) on the basis of their review (which does not constitute an examination of financial statements in accordance with procedures specified by the Public Company Accounting Oversight Board (United States) (the "PCAOB")) of the financial statements referred to below, inquiries of officials of the Company responsible for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that (w) any unaudited consolidated condensed financial statements included in or incorporated by reference into the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Forms 10-Q or 8-K and the related published Rules and Regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, or (x) with respect to the period after the date of the most recent financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, there was any change, when compared to the most recent internal balance sheet, in the capital stock or increase in total debt of the Company or any decrease in the consolidated total assets, total shareholder's equity, finance receivables or reserve for credit losses on finance receivables of the Company as compared with the amounts shown on the most recent consolidated balance sheet included in or incorporated by reference into the Registration Statement and the Prospectus, or (y) with respect to the period after the date of the most recent financial statements included in or incorporated by reference into the Registration Statement and the Prospectus and subsequent to the most recent internal balance sheet through a specified date not more than five business days prior to the date of the letter there was any change in the capital stock or increase in total debt of the Company or any decrease in the consolidated total assets, total shareholder's equity, finance receivables or reserve for credit losses of the Company as compared with the amounts shown on the most recent consolidated balance sheet included in or incorporated by reference into the Registration Statement and the Prospectus (if the Company is unable to quantify any such decrease, a statement to that effect will be included in the letter), or (z) for the period from the date of the most recent financial statements included in or incorporated by reference into the Registration Statement and the Prospectus to such specified date not more than five business days prior to the date of the letter there were any quantifiable decreases, as compared with the corresponding period in the preceding year, in consolidated net finance income or net income of the Company (if the Company is unable to quantify any such decrease, a statement to that effect will be included in the letter), except in all instances for changes or decreases which the Prospectus disclosed have occurred or may occur or which are described in such letter and (iii) they have compared specific dollar amounts (or percentages derived from such dollar amounts) and other financial information included in or incorporated by reference into the Prospectus (in each case to the extent that such dollar amounts or percentages or other financial information are derived from the general accounting records of the Company and consolidated subsidiaries which are subject to the internal controls of the accounting systems of the Company and consolidated subsidiaries or are derived directly from such records by


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analysis or computation, and are not directly traceable to the publicly available audited consolidated financial statements of the Company or unaudited condensed financial statements contained in its reports of Forms 10-Q or 8-K) with the results obtained from inquiries, a reading of such general accounting records of the Company and consolidated subsidiaries and other procedures specified in such letter and have found such dollar amounts and percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     (f) On the date hereof, the Agents shall have received from Shearman & Sterling LLP, counsel for the Company, an opinion or opinions to the effect that, as of the date hereof, the description of United States Federal income tax consequences set forth under "Material U.S. Federal Income Tax Considerations" in the Prospectus Supplement is accurate in all material respects.

     (g) On the date hereof and on each Settlement Date (defined below) with respect to any purchase of Notes by the Purchasing Agent, purchasing such Notes as principal, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, contained herein; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Purchasing Agent and to counsel to the Agents.

          The obligations of the Agents to purchase Notes as principal, both under this Agreement and under any Terms Agreement, will be subject to the following further conditions: (i) no litigation or proceeding shall be threatened or pending to restrain or enjoin the issuance or delivery of the Notes, or which in any way questions or affects the validity of the Notes, (ii) no public announcement shall have been given of any intended or potential downgrading or withdrawal in the credit rating accorded any of the Company's debt securities, or no credit rating of any debt securities of the Company shall have been lowered or withdrawn, and no such nationally recognized statistical rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its credit ratings of any debt securities of the Company since that date; (iii) there shall not have come to the attention of the Agent any facts that would cause such Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading; and (iv) there shall have been no material adverse change in the consolidated financial condition of the Company and its subsidiaries, taken individually or as a whole, from that set forth in the Registration Statement and the Prospectus, each of which conditions shall be met on the corresponding Settlement Date.

     If any condition specified in this Section II shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Company at any time and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in
Section III(c) hereof, the indemnity and contribution agreements set forth in Section


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VIII hereof, the provisions concerning payment of expenses under Section XIII hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section IX hereof, the provisions relating to governing law and forum set forth in Section XII and the provisions relating to parties set forth in Section XI hereof shall remain in effect.

                                      III.

          In further consideration of the Agents' agreements herein contained, the Company covenants and agrees with the Agents as follows:

     (a) The Company will advise counsel for the Agents promptly of any proposal to amend or supplement the Registration Statement or the Prospectus or to prepare any additional registration statement with respect to the registration of additional Notes, and in any case prior to the termination of the offering of the Notes pursuant to this Agreement, will provide each Agent with a reasonable opportunity to comment thereon and will advise the Agents promptly of the institution by the SEC of any stop order proceedings in respect of the Registration Statement or of any part thereof or the additional registration statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued. The Company will promptly advise counsel for the Agents (i) when each supplement to the Prospectus shall have been filed with the SEC pursuant to Rule 424(b), (ii) when any amendment of the Registration Statement or additional registration statement shall have become effective, (iii) of any request by the SEC for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

     (b) If, at any time when a Prospectus relating to the Notes is required to be delivered under the 1933 Act, any event occurs as a result of which, the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act immediate notice shall be given, and confirmed in writing, to the Agents to cease the offer and sale of any Notes, and the Company promptly will prepare and file with the SEC an amendment or supplement which will correct such untrue statement or omission or an amendment which will effect such compliance.

     (c) The Company shall make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of
Section 11(a) of the 1933 Act and Rule 158 thereunder (or any similar rule promulgated under the 1933 Act) no later than 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company and 90 days after the close of each fiscal year of the Company, or such shorter period as required under the 1933 Act and the 1934 Act and the rules and regulations thereunder, as in effect at any relevant time, commencing on the first day of the first fiscal quarter of the Company commencing after (i) the effective date of the Registration Statement, (ii) the effective date of each post-effective amendment to such Registration Statement, or (iii) the date of each filing by the Company with the SEC of an Annual Report on Form 10-K that is incorporated by reference in such Registration Statement, which statements shall cover said periods.


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     (d) The Company will furnish each Agent with copies of the Registration
Statement, and, to the extent requested by such Agent, all exhibits, the Prospectus and all amendments and supplements to such documents, including documents incorporated by reference therein, in each case as soon as available and in such quantities as are reasonably requested and so long as an Agent is required to deliver a Prospectus in connection with sales or solicitation of offers to purchase the Notes.

     (e) The Company will use its best efforts, in cooperation with the Agents, to qualify the Notes for sale under the applicable laws of such jurisdictions as the Agents may reasonably request and will continue such qualifications in effect so long as required for the sale of the Notes hereunder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities or to execute or file any consents to service of process under the laws of any such state. Counsel for the Agents shall provide or cause to be provided to the Agents, annually, a "blue sky" memorandum relating to its debt securities of the Company registered under the Registration Statement.

     (f) Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the SEC of any document incorporated by reference into the Prospectus (other than by an amendment or supplement (i) relating to an offering of securities other than the Notes, (ii) providing for a reduction of the aggregate amount of Notes being offered, (iii) consisting of additional exhibits to the Registration Statement filed in a Current Report on Form 8-K or a Post-Effective Amendment to the Registration Statement filed pursuant to Rule 462(d) under the 1933 Act, (iv) providing solely for the specification of the terms of the Notes (excluding any change in the formula by which interest rates on the Notes may be determined) or (v) occurring due to incorporation by reference of a Form 8-K of the Company with respect to non-financial information or an earnings release) the Company, upon the request of an Agent, will deliver or cause to be delivered forthwith to such Agent a certificate of the Company signed by the principal financial or accounting officer of the Company, dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section II(d) hereof that was last furnished to the Agents (either pursuant to Section II(d) hereof or pursuant to this Section III(f)) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference) as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the SEC shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference)) or, in lieu of such certificate, a certificate substantially in the form of the certificate referred to in Section II(d) hereof but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the SEC and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference); provided, however, that such certificate need not be furnished with respect to an amendment or supplement (or document incorporated by reference) deemed immaterial in the reasonable opinion of such Agent.


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     (g) Each time the Registration Statement or the Prospectus is amended or supplemented, including by the filing with the SEC of any document incorporated by reference into the Prospectus, the Company, upon the request of an Agent, shall furnish or cause to be furnished forthwith to such Agent the written opinion or opinions of Robert J. Ingato, General Counsel of the Company, and/or Shearman & Sterling LLP, or other counsel of the Company reasonably satisfactory to such Agent; provided, however, that such opinions need not be furnished with respect to an amendment or supplement (or document incorporated by reference)
(i) relating to an offering of securities other than the Notes, (ii) providing for a reduction of the aggregate amount of Notes being offered, (iii) consisting of additional exhibits to the Registration Statement filed in a Current Report on Form 8-K or a Post-Effective Amendment to the Registration Statement filed pursuant to Rule 462(d) under the 1933 Act, (iv) providing solely for the specification of the terms of the Notes (excluding any change in the formula by which interest rates on the Notes may be determined), or (v) occurring due to incorporation by reference of a Form 8-K of the Company with respect to non-financial information or an earnings release. Any such opinion shall be dated the date of the effectiveness of such amendment or the date of filing of such supplement (or document incorporated by reference), in form satisfactory to the Agents, and shall be substantially in the form delivered pursuant to Section II(b) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference); provided, however, that such opinion need not be furnished with respect to an amendment or supplement (or document incorporated by reference) deemed immaterial in the reasonable opinion of such Agent. In lieu of such opinion, counsel last furnishing such an opinion to the Agents may furnish to the Agents a letter to the effect that the Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance on such last opinion (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement (or document incorporated by reference therein)).

     (h) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference into the Registration Statement or the Prospectus (other than by an amendment or supplement occurring due to incorporation by reference of a Form 8-K of the Company with respect to an earnings release), the Company shall, upon the request of an Agent, unless a letter is otherwise furnished pursuant to Section VII(d) hereof, cause its independent registered public accounting firm, forthwith to furnish such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, substantially in the form of the letter referred to in Section II(e) hereof with such changes as may be necessary to reflect the amended and supplemental financial information included in or incorporated by reference into the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

     (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a representation and warranty to the Agents that neither the Registration Statement, as then amended, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order the make the statements therein not misleading, nor does the Prospectus, as then amended or supplemented, include any untrue


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statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (j) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act.

     (k) The Company shall not be required to comply with the provisions of subsections (a) or (b) of this Section during any period from the time no Agent shall then hold any Notes purchased as principal pursuant hereto, until the time the Company shall determine that an Agent shall subsequently purchase Notes from the Company as principal.

     (l) The Company will prepare, with respect to any Notes to be sold through or to the Agents pursuant to this Agreement, a pricing supplement (a "Pricing Supplement") with respect to such Notes in a form previously approved by the Agents and will file such Pricing Supplement pursuant to Rule 424(b) under the 1933 Act.

     (m) The Company, in relation to any Notes that are to be listed on a stock exchange as may be agreed between the Company and the relevant Agent(s), will use its best efforts to arrange the admission to listing of such Notes on such stock exchange and to maintain such listing until the relevant Notes are no longer outstanding; provided that if it should become impracticable or unduly burdensome to maintain any such listing, the Company will use its best efforts to arrange and maintain such listing for the relevant Notes on such other stock exchange as it and the relevant Agent(s) may agree.

     (n) If requested by an Agent in connection with a purchase by it of Notes as principal in accordance with Section IV(a) hereof, such transaction shall be subject to the terms of any stand-off provision as may be agreed by the Company and the applicable Agent at the time of such agreement to purchase Notes as principal.

                                       IV.

     (a) If Notes are purchased by any Agent pursuant to the terms of this Agreement and as contemplated by clause (2) in the second full paragraph of this Agreement, such Notes shall be purchased by each Agent as principal. The Agents shall offer the Notes purchased by them upon the terms and conditions set forth herein and in the Prospectus and upon the terms communicated to the Agents from time to time by the Company or the Purchasing Agent, as the case may be (which terms, unless otherwise agreed, may be agreed upon orally, with written confirmation prepared by such Agent or Agents and sent by telecopier to the Company). For the purpose of such sales, the Agents will use the Prospectus as then amended or supplemented which has been most recently distributed to the Agents by the Company, and the Agents will offer and sell the Notes only as permitted or contemplated thereby and herein and will offer and sell the Notes only as permitted by the 1933 Act and the applicable securities laws or regulations of any jurisdiction. An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context


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otherwise requires, references herein to "this Agreement" shall include the agreement of one or more Agents to purchase Notes from the Company as principal.

          The Company agrees to sell the Notes to the Purchasing Agent at a discount equal to the percentages of the initial offering price of each Note actually sold as set forth in Exhibit A hereto; provided, however, that the Company and the Purchasing Agent may agree instead to a discount greater than or less than the percentages set forth on Exhibit A hereto. The actual aggregate discount with respect to each sale of Notes will be set forth in the related Pricing Supplement. The Purchasing Agent and the other Agents or Selected Dealers will share the above-mentioned discount in such proportions as they may agree.

     (b) Procedural details relating to the issue and delivery of, and the solicitation of purchases and payment for, the Notes are set forth in the Administrative Procedures attached hereto as Exhibit B (the "Procedures"), as amended from time to time. Unless otherwise provided in a Terms Agreement, the provisions of the Procedures shall apply to all transactions contemplated hereunder. The Agents and the Company each agree to perform the respective duties and obligations specifically provided to be performed by each in the Procedures as amended from time to time. The Procedures may only be amended by written agreement of the Company and the Agents.

                                       V.

          Each sale of Notes to you shall be made in accordance with the terms of this Agreement, the Procedures and a separate agreement in substantially the form attached as Exhibit C (a "Terms Agreement") to be entered into which will provide for the sale of such Notes to, and the purchase and reoffering thereof, by the Purchasing Agent as principal. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by the Purchasing Agent. The offering of Notes by the Company hereunder and the Purchasing Agent's agreement to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased pursuant thereto by the Purchasing Agent as principal, and may specify, among other things, the principal amount of Notes to be purchased, the interest rate or interest rate basis (and whether such interest rate shall be fixed or floating) and maturity date or dates of such Notes, the interest payment dates, if any, the net proceeds to the Company, the initial public offering price at which the Notes are proposed to be reoffered, and the time, date (the "Settlement Date") and place of delivery of and payment for such Notes, whether the Notes provide for a Survivor's Option (as such term is defined in the Prospectus), whether the Notes are redeemable or repayable and on what terms and conditions, and any other relevant terms. In connection with the resale of the Notes purchased, without the consent of the Company, the Agents are not authorized to appoint subagents or to engage the service of any other broker or dealer, nor may any Agent reallow any portion of the discount paid to it.

                                       VI.

     (a) The Company represents and warrants to the Agents as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (including any


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purchase by the Purchasing Agent as principal, pursuant to a Terms Agreement or otherwise), as of each Settlement Date, and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented or there is filed with the SEC any document incorporated by reference into the Prospectus (other than any Current Report on Form 8-K relating exclusively to the issuance of debt securities under the Registration Statement) (each of the times referenced above being referred to herein as a "Representation Date") as follows:

               (i) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, complied, and as of the applicable Representation Date complies, in all material respects with the requirements of the 1933 Act, the Trust Indenture Act, the 1934 Act and the applicable Rules and Regulations. The Registration Statement, at the time the Registration Statement became effective and on the date of the signing of this Agreement, did not, and as of the applicable Representation Date does not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective did not, and as of the applicable Representation Date does not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by any of the Agents expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statements of Eligibility under the Trust Indenture Act (Form T-1) of the Trustee under the Indenture. After a post-effective amendment to the Registration Statement is filed and has become effective under the 1933 Act, the representations and warranties contained in this subsection shall refer to the Registration Statement as so amended. On or prior to the date hereof, the Prospectus relating to the Notes has been filed, pursuant to Rule 424(b) under the 1933 Act.

               (ii) The documents incorporated by reference in the Prospectus, when they were filed with the SEC, conformed in all material respects to the requirements of the 1934 Act and the Rules and Regulations thereunder, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the SEC, will conform in all material respects to the applicable requirements of the 1934 Act and the Rules and Regulations thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (b) Any certificate signed by any director or officer of the Company and delivered to the Purchasing Agent or to counsel for the Purchasing Agent in connection with an offering of Notes or the sale of Notes to the Purchasing Agent as principal shall be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate and at each Representation Date subsequent thereto.

     (c) All representations, warranties, covenants and agreements of the Company contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any controlling person of any Agent, or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

                                      VII.

The Company covenants and agrees with the Agents that:

     (a) Each acceptance by the Company of an offer for the purchase of Notes and each delivery of Notes, shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or Agents or to the purchaser or its agent, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate, as applicable, to the Registration Statement and Prospectus as amended and supplemented to each such time).

     (b) Each time that there is filed with the SEC any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section IV(a) or (ii) at such times as may be reasonably requested by the Agents in the event of a material change in circumstances in respect of the Company, the Company shall furnish or cause to be furnished to the Agent(s) forthwith a certificate dated the date of filing with the SEC of such document, the date requested by the Agents or the date of such sale, as the case may be, in form reasonably satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section II(d) hereof which were last furnished to the Agents are true and correct at the time of such filing, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate substantially similar to the certificate referred to in Section II(d) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

     (c) Each time that there is filed with the SEC any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section IV(a) or (ii) at such times as may be reasonably requested by the Agents in the event of a material change in circumstances in respect of the Company, the Company shall furnish or cause to be furnished forthwith, and in any case promptly upon request, to the Agent(s) and to counsel to the Agents the written opinion of counsel to the Company referred to in Section II(b), or other counsel reasonably satisfactory to the Agent(s), dated the date of filing with the SEC of such document, the date requested by the Agent(s) or the date of such sale, as the case may be, in the forms delivered pursuant to Section II(b) hereof, including such reductions or limitations as shall be reasonably satisfactory to the Agent(s), but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

     (d) Each time that there is filed with the SEC any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as may be required in connection with a sale pursuant to Section IV(a) or (ii) at such times as may be reasonably requested by the Agents in the event of a material change in circumstances in respect of the Company, the Company shall cause its independent registered public accounting firm to furnish such Agents a letter, dated the date of the filing of such document with the SEC, the date of such request or the date of such sale, as the case may be in form reasonably satisfactory to the Agent(s), substantially in the form of the letter referred to in Section II(e) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

                                      VIII.

     (a) The Company agrees to indemnify, defend and hold harmless each Agent and any person who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, such Agent or any such other indemnified person may incur under the 1933 Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as any such loss, expense, liability or claim arises out of or is based upon any alleged untrue statement of a material fact contained therein in conformity with information furnished in writing by such Agent to the Company expressly for use in any of such documents or in any Statements of Eligibility of the Trustee (Form T-1) under the Trust Indenture Act or arises out of or is based upon any alleged omission to state therein a material fact in connection with such information required to be stated therein or necessary to make such information not misleading, and (ii) such indemnity with respect to the Prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof if the Agent failed to deliver a copy of the Prospectus as amended or supplemented to such person in connection with the sale of such Notes excluding documents incorporated therein by reference at or prior to the written confirmation of the sale of such Notes to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as amended or supplemented. The Company's agreement to indemnify each Agent or any such other indemnified person as aforesaid is expressly conditioned upon it being notified of the action in connection therewith brought against an Agent or such controlling person by letter or telegram or other facsimile transmission addressed to the Company with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon an Agent or such controlling person (or after it shall have received notice of such service upon any agent designated by it), but failure so to notify the Company shall not relieve the Company from any liability which it may have to an Agent or to such other indemnified person otherwise than on account of the indemnity agreement contained in this Section VIII except to the extent, if any, that such failure materially prejudices the Company.

     The Company shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to such Agent or such other controlling person and the payment of all expenses. The Agent or such other indemnified person against whom such suit is brought shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Agent's expense or the expense of such controlling person unless (i) the employment of such counsel has been specifically authorized by the Company or
(ii) the named parties to any such suit (including any impleaded parties) include such Agent or such controlling person and the Company and such Agent or such other controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case the Company shall not have the right to assume the defense of such action on behalf of such Agent or such other controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for such Agent and such other indemnified persons, which firm (and local counsel, if any) shall be designated in writing by the Agent. The Company shall not be liable for any settlement of any such action effected without its consent (which will not be unreasonably withheld or delayed).

     The Company agrees to notify each Agent with reasonable promptness of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the issue and sale of the Notes or with the Registration Statement or Prospectus.

     (b) Each Agent severally agrees to indemnify, defend and hold harmless the Company, its directors and any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any other indemnified person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto which is in reliance on and in conformity with information furnished in writing by an Agent to the Company expressly for use with reference to such Agent, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in any of such documents or necessary to make such information not misleading. Each Agent's agreement to indemnify the Company and any other indemnified person as aforesaid is expressly conditioned upon such Agent being notified of the action in connection therewith brought against the Company or any other indemnified person by letter, telegram, or facsimile transmission addressed to it at its address furnished to the Company for the purpose, with reasonable promptness after the first legal process which discloses the nature of the liability or claim shall have been served upon the Company or any other indemnified person (or after the Company or any such person shall have received notice of such service on any agent designated by the Company or any such person), but failure so to notify an Agent shall not relieve such Agent from any liability which it may have to the Company or any other indemnified person otherwise than on account of the indemnity agreement contained in this Section VIII except to the extent, if any, that such failure materially prejudices such Agent.

          Each Agent shall assume the defense of any suit brought to enforce any such liability or claim, including the employment of counsel satisfactory to the Company or such other person and the payment of all expenses. The Company or other indemnified person against whom such suit is brought shall have the right to employ separate counsel in any such suit and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company or such other indemnified person unless (i) the employment of such counsel has been specifically authorized by such Agent or (ii) the named parties to any suit (including any impleaded parties) include the Company or such other indemnified person and such Agent, and the Company or such other indemnified person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Agent, in which case the Agent shall not have the right to assume the defense of such action on behalf of the Company or such other indemnified person, it being understood, however, that such Agent shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and any required local counsel) for the Company and such other indemnified person, which firm (and local counsel, if any) shall be designated in writing by the Company. An Agent shall not be liable for any settlement of any such action effected without such Agent's consent (which will not be unreasonably withheld or delayed).

     (c) If the indemnification provided for in this Agreement is unavailable to, or insufficient to hold harmless, an indemnified party under subsections (a) and (b) above for any reason other than as specified therein in respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the applicable Agents on the other hand from the offering of the Notes to which such losses, expenses, liabilities or claims relate or (ii) if the allocation provided in clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the applicable

Agents on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Agents on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, expenses and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          The Company and the Agents agree that it would not be just and equitable if contribution pursuant to this Agreement were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Agreement, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes to which such losses, expenses, liabilities or claims relate, placed by such Agent exceeds the amount of the damages which such Agent has otherwise been required to pay by reason of an untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Agent's obligations in this subsection (c) to contribute are several, in the same proportion which the amount of the Notes which are the subject of the action and which were distributed to the public through such Agent pursuant to this Agreement bears to the total amount of such Notes distributed to the public through all of the Agents pursuant to this Agreement, and not joint.

                                       IX.

          The Company may elect to suspend or terminate the offering of Notes under this Agreement at any time; the Company also (as to any one or more of the Agents) or any Agent (as to itself) may terminate the appointment and arrangements described in this Agreement. Upon receipt of instructions from the Company, the Purchasing Agent shall suspend or terminate the participation of any Selected Dealer under the Master Selected Dealer Agreement between the Purchasing Agent and the Selected Dealers. Such actions may be taken, in the case of the Company, by giving prompt written notice of suspension to all of the Agents and by giving not less than five days' written notice of termination to the affected party and the other parties to this Agreement, or in the case of an Agent, by giving not less than five days' written notice of termination to the Company and except that, if at the time of termination an offer for the purchase of Notes shall have been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto shall not yet have occurred, the Company shall have the obligations provided herein with respect to such Note or Notes. The Company shall promptly notify the other parties in writing of any such termination.

          The Purchasing Agent may, and, upon the request of an Agent with respect to any Notes being purchased by such Agent shall, terminate any agreement hereunder by the

Purchasing Agent to purchase such Notes, immediately upon notice to the Company at any time at or prior to the Settlement Date relating thereto, (i) if there has been, any change, or any development involving a prospective change, in or affecting the business, properties, financial condition or results of operations of the Company or its subsidiaries the effect of which is, in the judgment of such Agent, so material and adverse to the Company so as to make it impracticable or inadvisable to proceed with the soliciting of offers to purchase the Notes contemplated by the Registration Statement and the Prospectus, or (ii) if there has occurred any outbreak or escalation of hostilities, national emergency or other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, the effect of which on the financial markets of the United States or the international financial markets is such as to make it, in the reasonable judgment of the Purchasing Agent or such Agent or Agents, impracticable or inadvisable to market the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of the Company has been suspended by the SEC or a national securities exchange, or if trading generally on either the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations System or any other exchange on which the Notes may be listed has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the SEC or any other governmental authority, or if a general moratorium on commercial banking has been declared by either federal or New York state authorities, or if a material disruption in commercial banking or securities settlement or clearance services in the United States has occurred, or (iv) if the credit rating assigned by any nationally recognized statistical rating organization to any debt securities of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such nationally recognized statistical rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its credit ratings of any debt securities of the Company since that date, or (v) if there shall have come to the attention of the Purchasing Agent or such Agent or Agents any facts that would cause them to believe that the Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading. As used in this Section IX, the term "Prospectus" means the Prospectus in the form first provided to the applicable Agent or Agents for use in confirming sales of the related Notes.

          Any Terms Agreement shall be subject to termination in the absolute discretion of the Agents on the terms set forth or incorporated by reference therein. The termination of this Agreement shall not require termination of any agreement by the Purchasing Agent to purchase Notes as principal, and the termination of any such agreement shall not require termination of this Agreement.

          If this Agreement is terminated, Section VIII and Section XII hereof shall survive and shall remain in effect; provided that if at the time of termination of this Agreement an offer to purchase Notes has been accepted by the Company but the time of delivery to the Purchasing Agent of such Notes has not occurred, the provisions of all of Section III, Section IV(b) and Section V shall also survive until time of delivery.

          In the event a proposed offering is not completed according to the terms of this Agreement, an Agent will be reimbursed by the Company only for out-of-pocket accountable expenses actually incurred.

                                       X.

          Except as otherwise specifically provided herein, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Agent shall be sufficient in all respects if delivered in person or sent by telex, facsimile transmission (confirmed in writing), or registered mail to such Agent at its address, telex or facsimile number set forth on Annex A hereto and if to the Company shall be sufficient in all respects if delivered or sent by telex, facsimile transmission (confirmed in writing) or registered mail to the Company at the address specified below. All such notices shall be effective on receipt.

          If to the Company:

               CIT Group Inc.
               1 CIT Drive
               Livingston, New Jersey 07039
               Attention: Robert J. Ingato, Executive Vice President and General
                  Counsel
               Telecopy: (973) 740-5750

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section.

                                      XI.

          This Agreement shall be binding upon the Agents and the Company, and inure solely to the benefit of the Agents and the Company and any other person expressly entitled to indemnification hereunder and the respective personal representatives, successors and assigns of each, and no other person shall acquire or have any rights under or by virtue of this Agreement.

                                      XII.

          This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York. Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought in any federal or New York State court sitting in the County of New York, New York, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each of the aforesaid courts in person, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.

                                     XIII.

          The Company will pay the following expenses incident to the performance of its obligations under this Agreement: (i) the preparation and filing of the Registration Statement; (ii) the preparation, issuance and delivery of the Notes; (iii) the fees and disbursements of the Company's auditors, of the Trustee and its counsel and of any paying or other agents appointed by the Company; (iv) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and the Prospectus; (v) if the Company lists Notes on a securities exchange, the costs and fees of such listing; (vi) the cost of providing CUSIP or other identification numbers for the Notes, (vii) the fees and expenses, if any, (including fees and disbursements of Wilmer Cutler Pickering Hale & Dorr LLP, counsel for the Agents, if applicable) incurred with respect to any filing with the National Association of Securities Dealers, Inc.; (viii) all reasonable expenses (including fees and disbursements of any counsel specifically engaged for blue sky purposes) in connection with "blue sky" qualifications and (ix) any fees charged by nationally recognized statistical rating organizations for the credit rating of the Notes.

          This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile signatures shall be deemed original signatures.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Company and you.

                                        Very truly yours,


                                        CIT GROUP INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Confirmed and accepted as of the date first above written:

BANC OF AMERICA SECURITIES LLC


By:
    ---------------------------------
    Name:
    Title:


INCAPITAL LLC


By:
    ---------------------------------
    Name:
    Title:


BEAR, STEARNS & CO. INC.


By:
    ---------------------------------
    Name:
    Title:


CHARLES SCHWAB & CO., INC.


By:
    ---------------------------------
    Name:
    Title:

CITIGROUP GLOBAL MARKETS INC.


By:
    ---------------------------------
    Name:
    Title:


EDWARD D. JONES & CO., L.P.


By:
    ---------------------------------
    Name:
    Title:


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:
    ---------------------------------
    Name:
    Title:


MORGAN STANLEY & CO. INCORPORATED


By:
    ---------------------------------
    Name:
    Title:


RAYMOND JAMES & ASSOCIATES, INC.


By:
    ---------------------------------
    Name:
    Title:


RBC DAIN RAUSCHER


By:
    ---------------------------------
    Name:
    Title:

UBS FINANCIAL SERVICES, INC.


By:
    ---------------------------------
    Name:
    Title:


By:
    ---------------------------------
    Name:
    Title:


WACHOVIA CAPITAL MARKETS, LLC


By:
    ---------------------------------
    Name:
    Title:

                                                                         ANNEX A

                           AGENT CONTACT INFORMATION

Banc of America Securities LLC
9 West 57th Street
New York, New York 10019
Attention: Rock Fu
Tel: (212) 847-6434
Fax: (212) 847-5184

Incapital LLC
One North LaSalle Street
Suite 3500
Chicago, Illinois 60602
Attention: Brian Walker
Tel: (312) 379-3750
Fax: (312) 379-3701

Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York 10179
Attention: Jonathan Lieberman
Tel: (212) 272-2703
Fax: (917) 849-1160

Charles Schwab & Co., Inc.
101 Montgomery Street
San Francisco, California 94104
Attention: Peter J. Campfield
Tel: (415) 667-5072
Fax: (415) 667-5087

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: Martha Bailey
Tel: (212) 816-5831
Fax: (212) 816-0949

Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, MO  63131-3729
Attention:  Karen Liebsch
Tel: (314) 515-5119
Fax: (314) 515-3502

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, 4th Floor
New York, New York 10080
Attention: Global Transaction Management - Scott Primrose
Tel: (212) 449-7476
Fax: (212) 449-2234

Morgan Stanley & Co. Incorporated
1585 Broadway, 4th Floor
New York, New York  10036
Attention: Manager - Continuously Offered Products
Tel: (212) 761-2825
Fax: (212) 507-1409

     with a copy to:

     Morgan Stanley & Co. Incorporated
     1585 Broadway, 29th Floor
     New York, New York 10036
     Attention: Investment Banking Information Center
     Tel: (212) 761-7830
     Fax: (212) 507-2705

Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716
Attention: Eva Skibicki
           Sarah Tucker
Tel: (727) 567-1277
Fax: (727) 567-8090

RBC Dain Rauscher
One Liberty Plaza, 2nd Floor
New York, New York 10006
Attention: Liz Garvey
Tel: (212) 858-7167
Fax: (212) 428-3018

UBS Financial Services, Inc.
800 Harbor Boulevard, 3rd Floor
Weehawken, New Jersey 07087
Attention: Corporate Debt Trading
Tel: (201) 352-7150
Fax: (201) 352-6900

     with a copy to:

UBS Financial Services, Inc.
800 Harbor Boulevard, 3rd Floor
Weehawken, New Jersey 07087
Attention: Karen Rockey
Tel: (201) 352-7796
Fax: (201) 352-9282

Wachovia Capital Markets, LLC
One Wachovia Center, NC0602
301 South College St.
Charlotte, NC 28288
Attention: Travis Barnes
Tel: (704) 715-8407
Fax: (704) 383-9165

                                    EXHIBIT A

                              DEALER AGENT PROGRAM

The following Discounts are payable as a percentage of the non-discounted Price to Public of each Note sold through the Purchasing Agent.

  9 months to less than 23 months......................................   0.200%
23 months to less than 35 months.......................................   0.400%
35 months to less than 47 months.......................................   0.625%
47 months to less than 59 months.......................................   0.750%
59 months to less than 71 months.......................................   1.000%
71 months to less than 83 months.......................................   1.100%
83 months to less than 95 months.......................................   1.200%
95 months to less than 107 months......................................   1.300%
107 months to less than 119 months.....................................   1.400%
119 months to less than 131 months.....................................   1.500%
131 months to less than 143 months.....................................   1.600%
143 months to less than 179 months.....................................   1.750%
179 months to less than 239 months.....................................   2.000%
239 months to less than 360 months.....................................   2.500%
360 months or greater..................................................   3.150%

                                    EXHIBIT B

                                 CIT Group Inc.

                                     $[___]

                                   INTERNOTES

                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

                            ADMINISTRATIVE PROCEDURES

InterNotes, due nine months or more from date of issue (the "Notes") may be offered on a continuing basis by CIT Group Inc. (the "Company"). The Notes will be offered by Incapital LLC (the "Purchasing Agent"), Banc of America Securities LLC, Bear, Stearns & Co. Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., RBC Dain Rauscher, UBS Financial Services, Inc. and Wachovia Capital Markets, LLC (collectively, the "Agents") pursuant to a Selling Agent Agreement among the Company and the Agents dated as of the date hereof (the "Selling Agent Agreement") and one or more terms agreements substantially in the form attached to the Selling Agent Agreement as Exhibit C (each a "Terms Agreement"). The Notes are being resold by the Purchasing Agent (and by any Agent that purchases them from the Purchasing Agent) (i) directly to customers of the Agents or (ii) to selected broker-dealers (the "Selected Dealers") for distribution to their customers pursuant to a Master Selected Dealer Agreement (a "Dealers Agreement") attached to the Selling Agent Agreement as Exhibit E. The Notes have been registered with the Securities and Exchange Commission (the "Commission"). J.P. Morgan Trust Company, National Association is the trustee (the "Trustee") under the Indenture, dated as of ________, 2004, between the Company and the Trustee (the "Indenture"), covering, among other debt securities, the Notes. Pursuant to the terms of the Indenture, J.P. Morgan Trust Company, National Association also will serve as authenticating agent, issuing agent and paying agent.

Unless otherwise agreed by the Agents and the Company, Notes will be purchased by the Purchasing Agent as principal as set forth herein. Such purchases will be made in accordance with terms agreed upon by the Purchasing Agent and the Company (which terms, unless otherwise agreed, shall be agreed upon orally, with written confirmation prepared by the Agents and mailed to the Company).

Each tranche of Notes will be issued in book-entry form only and represented by one or more fully registered global notes without coupons (each, a "Global Note") held by the Trustee, as agent for The Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC. Each Global Note will have the annual interest rate, maturity and other terms set forth in the relevant Pricing Supplement (as defined in the Selling Agent Agreement). Owners of beneficial interests in a Global Note will be entitled to physical delivery of Notes issued in certificated form equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Indenture.

Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by its Treasury Department.

The Company will advise the Agents and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.

Notes will be issued in accordance with the administrative procedures set forth herein. To the extent the procedures set forth below conflict with or omit certain of the provisions of the Notes, the Indenture, the Selling Agent Agreement or information set forth in the Prospectus (as defined in the Selling Agent Agreement) and the Pricing Supplement (together referred to herein as the "Prospectus"), the relevant provisions of the Notes, the Indenture, the Selling Agent Agreement and the information set forth in Prospectus shall control. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Selling Agent Agreement, the Prospectus in the form most recently filed with the SEC pursuant to Rule 424 of the Securities Act of 1933 Act (the "1933 Act"), or in the Indenture.

                       Administrative Procedures for Notes

In connection with the qualification of Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations from the Company and the Trustee to DTC, dated ________, 2004 and a Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement") dated May 26, 1989 and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). The procedures set forth below may be modified in compliance with DTC's then-applicable procedures and upon agreement by the Company, the Trustee and the Purchasing Agent. Notes for which interest is calculated on the basis of a fixed interest rate, which may be zero, are referred to herein as "Fixed Rate Notes." Notes for which interest is calculated on the basis of a floating interest rate are referred to herein as "Floating Rate Notes."

Maturities:                      Each Note will mature on a date (the "Maturity
                                 Date") not less than nine months after the date
                                 of delivery by the Company of such Note. Notes
                                 will mature on any date selected by the initial
                                 purchaser and agreed to by the Company.
                                 "Maturity" when used with respect to any Note
                                 means the date on which the outstanding
                                 principal amount of such Note becomes due and
                                 payable in full in accordance with its terms,
                                 whether at its Maturity Date or by declaration
                                 of acceleration, call for redemption, repayment
                                 or otherwise.

Issuance:                        All Notes having the same terms will be
                                 represented initially by a single Global Note.
                                 Each Global Note will be dated and issued as of
                                 the date of its authentication by the Trustee.

                                 Each Global Note will bear an original issue date (the "Original Issue Date"). The Original
                                 Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Identification Numbers:          The Company has received from the CUSIP Service
                                 Bureau (the "CUSIP Service Bureau") of Standard
                                 & Poor's Corporation ("Standard & Poor's") one
                                 series of CUSIP numbers consisting of
                                 approximately 900 CUSIP numbers for future
                                 assignment to Global Notes. The Company will
                                 provide the Purchasing Agent, DTC and the
                                 Trustee with a list of such CUSIP numbers. On
                                 behalf of the Company, the Purchasing Agent
                                 will assign CUSIP numbers as described below
                                 under Settlement Procedure "B". DTC will notify
                                 the CUSIP Service Bureau periodically of the
                                 CUSIP numbers that the Company has assigned to
                                 Global Notes. The Company will reserve
                                 additional CUSIP numbers when necessary for
                                 assignment to Global Notes and will provide the
                                 Purchasing Agent, the Trustee and DTC with the
                                 list of additional CUSIP numbers so obtained.

Registration:                    Unless otherwise specified by DTC, Global Notes
                                 will be issued only in fully registered form
                                 without coupons. Each Global Note will be
                                 registered in the name of Cede & Co., as
                                 nominee for DTC, on the Note Register
                                 maintained under the Indenture by the Trustee.
                                 The beneficial owner of a Note (or one or more
                                 indirect participants in DTC designated by such
                                 owner) will designate one or more participants
                                 in DTC (with respect to such Note, the
                                 "Participants") to act as agent or agents for
                                 such owner in connection with the book-entry
                                 system maintained by DTC, and DTC will record
                                 in book-entry form, in accordance with
                                 instructions provided by such Participants, a
                                 credit balance with respect to such beneficial
                                 owner of such Note in the account of such
                                 Participants. The ownership interest of such
                                 beneficial owner in such Note will be recorded
                                 through the records of such Participants or
                                 through the separate records of such
                                 Participants and one or more indirect
                                 participants in DTC.

Transfers:                       Transfers of interests in a Global Note will be
                                 accomplished by book entries made by DTC and,
                                 in turn, by Participants (and in certain cases,
                                 one or more indirect participants in DTC)
                                 acting on behalf of beneficial transferors and
                                 transferees of such interests.

Exchanges:                       The Trustee, at the Company's request, may
                                 deliver to DTC and the CUSIP Service Bureau at
                                 any time a written notice of consolidation
                                 specifying (a) the CUSIP numbers of two or more
                                 Global Notes outstanding on such date that
                                 represent Notes having the same terms (except
                                 that Issue Dates need not be the

                                 same) and for which interest, if any, has been paid to the same date and which otherwise constitute Notes of the same series and tenor under the Indenture, (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next
                                 Interest Payment Date, if any, for the related
                                 Notes, on which such Global Notes shall be exchanged for a single replacement Global Note;
                                 and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement
                                 Global Note. Upon receipt of such a notice, DTC will send to its participants (including the Issuing Agent) and the Trustee a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global
                                 Notes to be exchanged will no longer be valid.
                                 On the specified exchange date, the Trustee will exchange such Global Notes for a single
                                 Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed
                                 $500,000,000 in aggregate principal or face amount, one replacement Global Note will be authenticated and issued to represent each $500,000,000 of principal or face amount of the exchanged Global Notes and an additional Global
                                 Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (See "Denominations" below).

Denominations:                   Unless otherwise agreed by the Company, Notes
                                 will be issued in minimum denominations of
                                 $1,000 or more, and integral multiples of
                                 $1,000 in excess thereof. Global Notes will be
                                 denominated in principal or face amounts not in
                                 excess of $500,000,000 or any other limit set
                                 by the DTC (the "Permitted Amount"). If one or
                                 more Notes having an aggregate principal or
                                 face amount in excess of the Permitted Amount
                                 would, but for the preceding sentence, be
                                 represented by a single Global Note, then one
                                 Global Note will be issued to represent each
                                 Permitted Amount principal or face amount of
                                 such Note or Notes and an additional Global
                                 Note will be Issued to represent any remaining
                                 principal amount of such Note or Notes. In such
                                 case, each of the Global Notes representing
                                 such Note or Notes shall be assigned the same
                                 CUSIP number.

Issue Price:                     Unless otherwise specified in an applicable
                                 Pricing Supplement,

                                 each Note will be issued at the percentage of principal amount specified in the Prospectus relating to such Note.

Interest:                        General. Each Note will bear interest at either
                                 a fixed rate or a floating rate. Interest on
                                 each Note will accrue from the Issue Date of
                                 such Note for the first interest period and
                                 from the most recent Interest Payment Date to
                                 which interest has been paid for all subsequent
                                 interest periods. Except as set forth
                                 hereafter, each payment of interest on a Note
                                 will include interest accrued to, but
                                 excluding, as the case may be, the Interest
                                 Payment Date (provided that, in the case of
                                 Floating Rate Notes which reset daily or
                                 weekly, interest payments will include accrued
                                 interest to and including the Regular Record
                                 Date immediately preceding the Interest Payment
                                 Date) or the date of Maturity (other than a
                                 Maturity Date of a Fixed Rate Note occurring on
                                 the 31st day of a month in which case such
                                 payment of interest will include interest
                                 accrued to but excluding the 30th day of such
                                 month) or on the date of redemption or
                                 repayment if a Note is repurchased by the
                                 Company prior to maturity pursuant to mandatory
                                 or optional redemption or repayment provisions
                                 or the Survivor's Option. Any payment of
                                 principal, premium or interest required to be
                                 made on a day that is not a Business Day (as
                                 defined below) may be made on the next
                                 succeeding Business Day, except that in the
                                 case of a Floating Rate Note for which the
                                 interest rate basis is LIBOR, if such business
                                 day is in the next succeeding calendar month,
                                 such Interest Payment Date will be the
                                 immediately preceding business day, and no
                                 interest shall accrue as a result of any such
                                 delayed payment.

                                 Each pending deposit message described under Settlement Procedure "C" below will be routed to Standard & Poor's Corporation, which will use the message to include certain information regarding the related Notes in the appropriate daily bond report published by Standard &
                                 Poor's Corporation.

                                 Each Note will bear interest from, and
                                 including, its Issue Date at the rate, or in accordance with the interest rate basis, set forth thereon and in the applicable Pricing
                                 Supplement until the principal amount thereof is paid, or made available for payment, in full.

                                 Unless otherwise specified in the applicable
                                 Pricing Supplement, interest on each Note will be payable either monthly, quarterly, semi-annually or annually on each Interest
                                 Payment Date and at Maturity (or on the date of redemption or repayment if a Note is repurchased by the Company prior to maturity pursuant to mandatory or optional redemption or repayment provisions or the Survivor's Option).
                                 Interest will be payable to the person in whose name a Note is registered at the close of business on the Regular Record Date next preceding each Interest Payment Date; provided, however, interest payable at Maturity, on a date of redemption or repayment or in connection with the exercise of the Survivor's
                                 Option will be payable to the person to whom principal shall be payable.

                                 The interest rates the Company will agree to pay on newly-issued Notes are subject to change without notice by the Company from time to time, but no such change will affect any Notes already issued or as to which an offer to purchase has been accepted by the Company.

                                 Unless otherwise specified in the applicable
                                 Pricing Supplement, the Interest Payment Dates for a Note that provides for monthly interest payments shall be the fifteenth day of each calendar month, commencing in the calendar month that next succeeds the month in which the
                                 Note is issued; in the case of a Note that provides for quarterly interest payments, the Interest Payment Dates shall be the fifteenth day of each third month, commencing in the third succeeding calendar month following the month in which the Note is issued; in the case of a Note that provides for semi-annual interest payments, the Interest Payment dates shall be the fifteenth day of each sixth month, commencing in the sixth succeeding calendar month following the month in which the Note is issued; in the case of a Note that provides for annual interest payments, the Interest Payment
                                 Date shall be the fifteenth day of every twelfth month, commencing in the twelfth succeeding calendar month following the month in which the Note is issued. Unless otherwise specified in the applicable Pricing Supplement, the Regular Record Date with respect to any Interest Payment Date shall be the first day of the calendar month in which such Interest
                                 Payment Date occurred, except that the Regular
                                 Record Date with respect to the final Interest
                                 Payment Date shall be the final Interest
                                 Payment Date.

                                 Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date, Maturity
                                 Date or date of redemption or repayment, as the case may be.

Calculation of Interest:         Fixed Rate Notes. Unless otherwise specified in
                                 the applicable Pricing Supplement, interest on
                                 Fixed Rate Notes (including interest for
                                 partial periods) will be calculated on the
                                 basis of a 360-day year of twelve 30-day
                                 months.

                                 Floating Rate Notes. Interest rates on Floating
                                 Rate Notes will be determined as set forth therein and in the applicable Pricing
                                 Supplement. Interest on Floating Rate Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Note for which the interest rate basis is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Business Day:                    "Business Day" means, unless otherwise
                                 specified in the applicable Pricing Supplement,
                                 any day other than a Saturday or Sunday, that
                                 is neither a legal holiday nor a day on which
                                 commercial banks are authorized or required by
                                 law, regulation or executive order to close in
                                 The City of New York.

Payments of Principal and
Interest:                        Payments of Principal and Interest. Promptly
                                 after each Regular Record Date, the Trustee
                                 will deliver to the Company and DTC a written
                                 notice specifying by CUSIP number the amount of
                                 interest, if any, to be paid on each Global
                                 Note on the following Interest Payment Date
                                 (other than an Interest Payment Date coinciding
                                 with a Maturity Date) and the total of such
                                 amounts. DTC will confirm the amount payable on
                                 each Global Note on such Interest Payment Date
                                 by reference to the daily bond reports
                                 published by Standard & Poor's. On such
                                 Interest Payment Date, the Company will pay to
                                 the Trustee, and the Trustee in turn will pay
                                 to DTC, such total amount of interest due
                                 (other than on the Maturity Date), at the times
                                 and in the manner set forth below under "Manner
                                 of Payment".

                                 Payments on the Maturity Date. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note representing Notes maturing or subject to redemption (pursuant to a sinking fund or otherwise) or repayment ("Maturity") in the following month. The Trustee, the Company and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each Global Note on or about the fifth Business Day preceding the Maturity Date of such Global
                                 Note. On the Maturity Date, the Company will pay to the Trustee, and the Trustee in turn will pay to DTC, the principal amount of such Global Note, together with interest and premium, if any, due on such Maturity Date, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Note and all other Notes represented by such Global
                                 Note, the Trustee will cancel and destroy such Global Note in accordance with the Indenture and so advise the Company.

                                 Manner of Payment. The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or at
                                 Maturity shall be paid by the Company to the Trustee in immediately available funds on such date. The Company will make such payment on such Global Notes to an account specified by the Trustee. Prior to 10:00 a.m., New York City time, on the date of Maturity or as soon as possible thereafter, the Trustee will make payment to DTC in accordance with existing arrangements between DTC and the Trustee, in funds available for immediate use by DTC, each payment of interest, principal and premium, if any, due on a Global Note on such date. On each Interest Payment Date (other than on the
                                 Maturity Date) the Trustee will pay DTC such interest payments in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants with payments in amounts proportionate to their respective holdings in principal amount of beneficial interest in such Global Note as are recorded in the book-entry system maintained by DTC.
                                 Neither the Company nor the Trustee shall have any direct responsibility or liability for the payment by DTC of the principal of, or premium, if any, or interest on, the Notes to such Participants.

                                 Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Purchase of Notes by the
Purchasing Agent:                Unless otherwise agreed by the Agents and the
                                 Company, Notes

                                 offered from time to time by the Company will be purchased by the Purchasing Agent as principal for subsequent resale to the Agents and Selected Dealers party to the Master
                                 Selected Dealer Agreement in the form attached as Exhibit E to the Selling Agent Agreement.

Preparation of Pricing           If any offer to purchase a Note is accepted by
Supplement:                      or on behalf of the Company, the Purchasing
                                 Agent will use its reasonable best efforts to
                                 send by email or telecopy a draft Pricing
                                 Supplement (substantially in the form attached
                                 to the Selling Agent Agreement as Exhibit D) to
                                 the Company reflecting the terms of such Note
                                 by 2:00 p.m. (New York City time) on the
                                 applicable Trade Day. The Company shall use its
                                 reasonable best efforts to deliver any comments
                                 to such Pricing Supplement by email or telecopy
                                 to the Purchasing Agent and the Trustee by 5:00
                                 p.m. (New York City Time) on the applicable
                                 Trade Day. The Company will file such Pricing
                                 Supplement with the SEC in accordance with the
                                 applicable paragraph of Rule 424(b) under the
                                 1933 Act. The Purchasing Agent shall use its
                                 reasonable best efforts to send such Pricing
                                 Supplement and the Prospectus by email or
                                 telecopy or overnight express (for delivery by
                                 the close of business on the applicable Trade
                                 Day, but in no event later than 11:00 a.m. New
                                 York City time on the Business Day immediately
                                 following the applicable Trade Day and no
                                 earlier than the earlier of (i) 5:00 p.m. (New
                                 York City time) on the applicable Trade Date or
                                 (ii) such time after which the Purchasing Agent
                                 shall have incorporated the comments of the
                                 Company, if any, to the Pricing Supplement, to
                                 each Agent (or other Selected Dealer) which
                                 made or presented the offer to purchase the
                                 applicable Note and the Trustee at the
                                 following applicable address:

                                 if to Banc of America Securities LLC, to:

                                 9 West 57th Street
                                 New York, New York 10019
                                 Attention: Rock Fu
                                 Telephone: (212) 847-6434
                                 Telecopier: (212) 847-5184
                                 Email: rfu@bofasecurities.com

                                      with a copy to:

                                         Lily Chang
                                         Banc of America Securities LLC
                                         40 West 57th Street, 27th Floor

                                         New York, New York 10019
                                         Telephone: (646) 313-8798
                                         Telecopier: (646) 313-4778

                                 if to Incapital LLC, to:

                                 One North LaSalle Street
                                 Suite 3500
                                 Chicago, Illinois 60646-7488
                                 Attention: Brian Walker
                                 Telephone: (312) 379-3700
                                 Telecopier: (312) 379-3701
                                 Email: brian.walker@incapital.com

                                 if to Bear, Stearns & Co. Inc., to:

                                 383 Madison Avenue
                                 New York, New York 10179
                                 Attention: Jonathan Lieberman
                                 Telephone: (212) 272-2703
                                 Telecopier: (917) 849-1160

                                 if to Charles Schwab & Co., Inc., to:

                                 101 Montgomery Street
                                 San Francisco, California 94104
                                 Attention: Peter J. Campfield
                                 Telephone: (415) 667-5072
                                 Telecopier: (415) 667-5087
                                 Email: peter.campfield@schwab.com

                                 if to Citigroup Global Markets Inc., to:

                                 388 Greenwich Street
                                 New York, New York 10013
                                 Attention: Martha Bailey
                                 Telephone: (212) 816-5831
                                 Telecopier: (212) 816-0949
                                 Email: martha.bailey@ssmb.com

                                 if to Edward D. Jones & Co., L.P., to:

                                 12555 Manchester Road
                                 St. Louis, MO  63131-3729
                                 Attention: Barbara Eshing
                                 Telephone: (314) 515-5119
                                 Telecopier: (314) 515-3502
                                 Email: barbara.eshing@edwardjones.com

                                 if to Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

                                 c/o ADP Integrated Distribution Services
                                 1155 Long Island Avenue
                                 Edgewood, New York 11717

                                 Attention: Shawn Leandre
                                 Telephone: (631) 254-7081
                                 Telecopier: (631) 254-7132
                                 E-mail: corporateordering@adp.com

                                 if to Morgan Stanley & Co. Incorporated

                                 1585 Broadway, 2nd Floor
                                 New York, New York 10036
                                 Attention: Matthew Diczok
                                 Telephone: (212) 761-0925
                                 Telecopy: (212) 404-9654

                                 if to Raymond James & Associates, Inc. to:

                                 880 Carillon Parkway
                                 St. Petersburg, Florida 33716
                                 Attention: Eva Skibicki
                                            Sarah Tucker
                                 Tel: (727) 567-1277
                                 Fax: (727) 567-8090
                                 Email: eva.skibicki@raymondjames.com
                                        sarah.tucker@raymondjames.com

                                 if to RBC Dain Rauscher, to:

                                 One Liberty Plaza, 2nd Floor
                                 New York, New York 10006
                                 Attention: Liz Garvey
                                 Telephone: (212) 858-7167
                                 Telecopier: (212) 428-3018
                                 Email: liz.garvey@rbccm.com

                                 if to UBS Financial Services, Inc. to:

                                 800 Harbor Boulevard, 3rd Floor
                                 Weehawken, New Jersey 07087
                                 Attention: Corporate Debt Trading
                                 Telephone: (201) 352-7150
                                 Telecopier: (201) 352-6900

                                 With a copy to:
                                 UBS Financial Services, Inc.
                                 800 Harbor Boulevard, 3rd Floor
                                 Weehawken, New Jersey 07087
                                 Attention: Karen Rockey

                                 Telephone: (201) 352-7796
                                 Telecopier: (201) 352-9282
                                 Email: karen.rockey@ubs.com

                                 if to Wachovia Capital Markets, LLC, to:

                                 One Wachovia Center, NC0602
                                 301 South College St.
                                 Charlotte, NC 28288
                                 Attention: Travis Barnes
                                 Telephone: (704) 715-8407
                                 Telecopier: (704) 383-9165
                                 Email: travis.barnes@wachovia.com

                                 and if to the Trustee, to:

                                 J.P. Morgan Trust Company, National Association
                                 1999 Avenue of the Stars, 26th Floor
                                 Los Angeles, California 90067
                                 Attention: Corporate Trust Services

                                 For record keeping purposes, one copy of each Pricing Supplement, as so filed, shall also be mailed or telecopied to:

                                 Wilmer Cutler Pickering Hale and Dorr LLP
                                 2445 M St., NW
                                 Washington, DC 20037
                                 Attention: Erika L. Robinson
                                 Telephone: (202) 663-6000
                                 Telecopier (212) 663-6363

                                 and to:

                                 Banc of America Securities LLC
                                 40 West 57th Street, 27th Floor
                                 New York, New York 10019
                                 Attention: Lily Chang
                                 Telephone: (646) 313-8798
                                 Telecopier: (646) 313-4778

                                 Each such Agent (or Selected Dealer), in turn, pursuant to the terms of the Selling Agent
                                 Agreement and the Master Selected Dealer
                                 Agreement, will cause to be timely delivered a copy of the Prospectus and the applicable
                                 Pricing Supplement to each purchaser of Notes from such Agent or Selected Dealer.

                                 Outdated Pricing Supplements and the
                                 Prospectuses to which they are attached (other than those retained for files) will be destroyed by those in possession thereof.

Delivery of Confirmation
and Prospectus to Purchaser
by Presenting Agent:             The Agents will deliver a Prospectus and
                                 Pricing Supplement herein described with
                                 respect to each Note sold by it.

                                 For each offer to purchase a Note accepted by or on behalf of the Company, the Purchasing
                                 Agent will confirm in writing with each Agent or Selected Dealer the terms of such Note, the amount being purchased by such Agent or Selected Dealer and other applicable details described above and delivery and payment instructions, with a copy to the Company.

                                 In addition, the Purchasing Agent, other Agent or Selected Dealer, as the case may be, will deliver to investors purchasing the Notes the Prospectus (including the Pricing Supplement) in relation to such Notes prior to or simultaneously with delivery of the confirmation of sale or delivery of the Note.

Settlement:                      The receipt of immediately available funds by
                                 the Company in payment for Notes and the
                                 authentication and issuance of the Global Note
                                 representing such Notes shall constitute
                                 "Settlement" with respect to such Note. All
                                 orders accepted by the Company will be settled
                                 within three Business Days pursuant to the
                                 timetable for Settlement set forth below,
                                 unless the Company and the purchaser agree to
                                 Settlement on another specified date, and shall
                                 be specified upon acceptance of such offer;
                                 provided, however, in all cases the Company
                                 will notify the Trustee on the date issuance
                                 instructions are given.

Settlement Procedures:           Settlement Procedures with regard to each Note
                                 sold by an Agent shall be as follows:

                                 A.   After the acceptance of an offer by the
                                      Company with respect to a Note, the
                                      Purchasing Agent will communicate the
                                      following details of the terms of such
                                      offer (the "Note Sale Information") to the
                                      Company in writing or by facsimile
                                      transmission, email or other written means acceptable to the Company:

                                      1.   Principal amount of the purchase;

                                      2.   In the case of a Fixed Rate Note, the
                                           interest rate or, in the case of a
                                           Floating Rate Note, the interest rate
                                           basis (including, if LIBOR, the
                                           method for determining LIBOR),
                                           initial interest rate (if known at
                                           such time), Index Maturity, Interest
                                           Reset Period and Interest Reset Dates
                                           (if any), Spread and/or Spread
                                           Multiplier (if any), minimum interest
                                           rate (if any) and maximum interest
                                           rate (if any);

                                      3.   Interest Payment Frequency;

                                      4.   Settlement Date;

                                      5.   Maturity Date;

                                      6.   Price to Public;

                                      7.   Purchasing Agent's commission
                                           determined pursuant to Section IV(a)
                                           of the Selling Agent Agreement;

                                      8.   Net proceeds to the Company;

                                      9.   Trade Date;

                                      10.  If a Note is redeemable by the
                                           Company or repayable by the
                                           Noteholder, such of the following as
                                           are applicable:

                                      11.  (i)  The date on and after
                                                which such Note may be
                                                redeemed/repaid (the
                                                "Redemption/Repayment
                                                Commencement Date"),

                                           (ii) Initial redemption/repayment
                                                price (% of par), and

                                           (iii) Amount (% of par) that the
                                                initial redemption/repayment
                                                price shall decline (but not
                                                below par) on each anniversary
                                                of the Redemption/Repayment
                                                Commencement Date;

                                      12.  Whether the Note has a Survivor's
                                           Option;


                                      13.  DTC Participant Number of the
                                           institution through which the
                                           customer will hold the beneficial
                                           interest in the Global Note; and

                                      14.  Such other terms as are necessary to
                                           complete the applicable form of Note.

                                 B.   The Company will confirm the previously
                                      assigned CUSIP number to the Global Note representing such Note and then advise the Trustee and the Purchasing Agent by telephone (confirmed in writing at any time on the same date) or by telecopier or other form of electronic transmission of the information received in accordance with Settlement Procedure "A" above, the assigned CUSIP number and the name of the Purchasing Agent. Each such communication by the Company will be deemed to constitute a representation and warranty by the Company to the Trustee and the Agents that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company; (ii) such Note, and the Global Note representing such Note, will conform with the terms of the Indenture;
                                      and (iii) upon authentication and delivery of the Global Note representing such Note, the aggregate principal amount of all Notes issued under the Indenture will not exceed the aggregate principal amount of Notes authorized for issuance at such time by the Company.

                                 C.   The Trustee will communicate to DTC and
                                      the Purchasing Agent through DTC's
                                      Participant Terminal System, a pending
                                      deposit message specifying the following
                                      Settlement information:

                                      1.   The information received in
                                           accordance with Settlement Procedure
                                           "A".

                                      2.   The numbers of the participant
                                           accounts maintained by DTC on behalf
                                           of the Trustee and the Purchasing
                                           Agent.

                                      3.   Identification as a Fixed Rate Note
                                           or a Floating Rate Note.

                                      4.   The initial Interest Payment Date for
                                           such Note, number of days by which
                                           such date succeeds the related DTC
                                           record date (which term means the
                                           Regular Record Date), and if then
                                           calculated, the amount of interest
                                           payable on such Initial Interest
                                           Payment Date (which amount shall have
                                           been confirmed by the Trustee).

                                      5.   The CUSIP number of the Global Note
                                           representing such Notes.

                                      6.   The frequency of interest.

                                      7.   Whether such Global Note represents
                                           any other Notes issued or to be
                                           issued (to the extent then known).

                                 D.   DTC will credit such Note to the
                                      participant account of the Trustee
                                      maintained by DTC.

                                 E.   The Trustee will complete and deliver a
                                      Global Note representing such Note in a
                                      form that has been approved by the
                                      Company, the Agents and the Trustee.

                                 F.   The Trustee will authenticate the Global
                                      Note representing such Note and maintain possession of such Global Note.

                                 G.   The Trustee will enter an SDFS deliver
                                      order through DTC's Participant Terminal
                                      System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to the participant account of the Purchasing Agent maintained by DTC and (ii) debit the settlement account of the Purchasing Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less the Purchasing
                                      Agent's commission. The entry of such a
                                      deliver order shall be deemed to
                                      constitute a representation and warranty by the Trustee to DTC that (a) the Global
                                      Note representing such Note has been
                                      issued and authenticated and (b) the
                                      Trustee is holding such Global Note
                                      pursuant to the Certificate Agreement.

                                 H.   The Purchasing Agent will enter an SDFS
                                      deliver order through DTC's Participant
                                      Terminal System instructing DTC to (i)
                                      debit such Note to the Purchasing Agent's participant account and credit such Note to the participant accounts of the Participants to whom such Note is to be credited maintained by DTC and (ii) debit the settlement accounts of such
                                      Participants and credit the settlement
                                      account of the Purchasing Agent maintained by DTC, in an amount equal to the price of the Note less the agreed upon commission so credited to their accounts.

                                 I. Transfers of funds in accordance with SDFS deliver orders described in Settlement
                                      Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                                 J.   The Trustee will credit to an account
                                      specified by the Company funds available for immediate use in an amount equal to the amount credited to the Trustee's DTC participant account in accordance with
                                      Settlement Procedure "G".

                                 K.   The Trustee will send a copy of the Global
                                      Note representing such Note by first-class mail to the Company.

                                 L.   Each Agent and Selected Dealer will
                                      confirm the purchase of each Note to the purchaser thereof either by transmitting to the Participant to whose account such Note has been credited a confirmation order through DTC's Participant Terminal
                                      System or by mailing a written
                                      confirmation to such purchaser. In all
                                      cases the Prospectus as most recently
                                      amended or supplemented must accompany or precede such confirmation.

                                 M.   On a day that is a Business Day, the
                                      Trustee will send, by facsimile or
                                      electronic transmission, to the Company a statement setting forth the principal amount of Notes outstanding as of that date under the Indenture and setting forth the CUSIP number(s) assigned to, and a brief description of, any orders which the Company has advised the Trustee but which have not yet been settled.

Settlement Procedures
Timetable:                       In the event of a purchase of Notes by the
                                 Purchasing Agent, as principal, appropriate
                                 Settlement details, if different from those set
                                 forth below will be set forth in the applicable
                                 Terms Agreement to be entered into between the
                                 Purchasing Agent and the Company pursuant to
                                 the Selling Agent Agreement.

                                 Settlement Procedures "A" through "M" shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

Settlement
                                 Procedure   Time
                                 ---------   ----
                                 A           2:00 p.m. on the Trade Day.
                                 B           12:00 p.m. on the Business Day
                                             following the Trade Day.
                                 C           2:00 p.m. on the Business Day
                                             before the Settlement Date.
                                 D           10:00 a.m. on the Settlement Date.
                                 E           12:00 p.m. on the Settlement Date.
                                 F           12:30 a.m. on the Settlement Date.
                                 G-I         2:00 p.m. on the Settlement Date.
                                 J-L         2:30 p.m. on the Settlement Date.
                                 M           Weekly or at the request of the
                                             Company.

                                 The Prospectus as most recently amended or supplemented must accompany or precede any written confirmation given to the customer
                                 (Settlement Procedure "L"). Settlement
                                 Procedure "I" is subject to extension in accordance with any extension Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

                                 If Settlement of a Note is rescheduled or cancelled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:               If the Trustee fails to enter an SDFS deliver
                                 order with respect to a Note pursuant to
                                 Settlement Procedure "G", the Trustee may
                                 deliver to DTC, through DTC's Participant
                                 Terminal System, as soon as practicable a
                                 withdrawal message instructing DTC to debit
                                 such Note to the participant account of the
                                 Trustee maintained at DTC. DTC will process the
                                 withdrawal message, provided that such
                                 participant account contains Notes having the
                                 same terms and having a principal amount that
                                 is at least equal to the principal amount of
                                 such Note to be debited. If withdrawal messages
                                 are processed with respect to all the Notes
                                 issued or to be issued represented by a Global
                                 Note, the Trustee will cancel such Global Note
                                 in accordance with the Indenture, make
                                 appropriate entries in its records and so
                                 advise the Company. The CUSIP number assigned
                                 to such Global Note shall, in accordance with
                                 CUSIP Service Bureau procedures, be cancelled
                                 and not immediately reassigned. If withdrawal
                                 messages are processed with respect to one or
                                 more, but not all, of the Notes represented by
                                 a Global Note, the Trustee will exchange such
                                 Global Note for two Global Notes, one of which
                                 shall represent such Notes and shall be
                                 cancelled immediately after issuance, and the
                                 other of which shall represent the remaining
                                 Notes previously represented by the surrendered
                                 Global Note and shall bear the CUSIP number of
                                 the surrendered Global Note. If the purchase
                                 price for any Note is not timely paid to the
                                 Participants with respect to such Note by the
                                 beneficial purchaser thereof (or a person,
                                 including an indirect participant in DTC,
                                 acting on behalf of such purchaser), such
                                 Participants and, in turn, the related Agent
                                 may enter SDFS deliver orders through DTC's
                                 participant Terminal System reversing the
                                 orders entered pursuant to Settlement
                                 Procedures "G" and "H", respectively.
                                 Thereafter, the Trustee will deliver the
                                 withdrawal message and take the related actions
                                 described in the preceding paragraph. If such
                                 failure shall have occurred for any reason
                                 other than default by the Agent in the
                                 performance of its obligations hereunder or
                                 under the Selling Agent Agreement, the Company
                                 will reimburse the Agent on an equitable basis
                                 for its reasonable out-of-pocket accountable
                                 expenses actually incurred and loss of the use
                                 of funds during the period when they were
                                 credited to the account of the Company.

                                 Notwithstanding the foregoing, upon any failure to settle with respect to a Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of Notes that were to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures "D" and "E", for the authentication and issuance of a Global Note representing the other Notes to have been represented by such Global Note and will make appropriate entries in its records.

Trustee Not to Risk Funds:       Nothing herein shall be deemed to require the
                                 Trustee to risk or expend its own funds in
                                 connection with any payment to the Company, or
                                 the Agents or the purchasers, it being
                                 understood by all parties that payments made by
                                 the Trustee to either the Company or the Agents
                                 shall be made only to the extent that funds are
                                 provided to the Trustee for such purpose.

Advertising Costs:               The Company shall have the sole right to
                                 approve the form and substance of any
                                 advertising an Agent may initiate in connection
                                 with such Agent's solicitation to purchase the
                                 Notes. The expense of such advertising will be
                                 solely the responsibility of such Agent, unless
                                 otherwise agreed to by the Company.

                                    EXHIBIT C

                                 TERMS AGREEMENT

                                                                 _________, 20__

CIT Group Inc.
1211 Avenue of the Americas
New York, New York 10036
Attention: [Treasury Dept.]

Subject in all respects to the terms and conditions of the Selling Agent Agreement dated ________, 2004, among CIT Group Inc. and Banc of America Securities LLC, Incapital LLC, Bear, Stearns & Co. Inc., Charles Schwab & Co., Inc., Citigroup Global Markets Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Raymond James & Associates, Inc., RBC Dain Rauscher, UBS Financial Services, Inc., and Wachovia Capital Markets, LLC, the undersigned agrees to purchase the following aggregate principal amount of InterNotes:

$____________
The terms of such Notes shall be as follows:
CUSIP Number: __________
Interest Rate or Method of Determining:
Maturity Date: __________
Price to Public: __________
Agent's Concession: ___%
Net Proceeds to Issuer: $_________
Settlement Date, Time and Place: __________
Survivor's Option: __________
Interest Payment Frequency: __________
Optional Redemption/Repayment, if any: __________
Initial Redemption/Repayment Date[s]: __________
Redemption/Repayment Price: Initially ___% of Principal Amount and declining by
   ___% of the Principal Amount on each anniversary of the Initial Redemption/Repayment Date until the Redemption/Repayment Price is 100% of the Principal Amount.
[Any other terms and conditions agreed to by the Purchasing Agent and the Company]

                                        INCAPITAL LLC


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------

ACCEPTED

CIT GROUP INC.


By:
    ---------------------------------

Title:
       ------------------------------

                                    Exhibit D
                           Form of Pricing Supplement

Pricing Supplement Dated: _____________                      Rule 424(b)(3)
(To Prospectus Supplement Dated ________,                    File No. 333-119172
2004 and Prospectus Dated October 28, 2004)
Pricing Supplement No. ____________________

                                     U.S. $
                                 CIT GROUP INC.
                                  INTERNOTES'r'
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

--------------------------------------------------------------------------------

Trade Date:
            ------------------------------
Issue Date:
            ------------------------------
Joint Lead Managers:
                     ---------------------
Agents:
        ----------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------
        AGGREGATE    PRICE                   NET      INTEREST RATE
        PRINCIPAL     TO                  PROCEEDS     OR INTEREST
CUSIP     AMOUNT    PUBLIC   CONCESSION   TO ISSUER     RATE BASIS
-------------------------------------------------------------------
-------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                               INITIAL                     MAXIMUM      MINIMUM
                  INDEX       INTEREST      INTEREST      INTEREST      INTEREST      DAY COUNT
   SPREAD       MATURITY        RATE      RESET DATES       RATE          RATE         BASIS
(if floating  (if floating  (if floating  (if floating  (if floating  (if floating  (if floating
   rate)         rate)          rate)        rate)          rate)        rate)         rate)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
 INTEREST                                          REDEMPTION OR   REDEMPTION/
 PAYMENT    MATURITY   1st INTEREST   SURVIVOR'S    REPAYMENT       REPAYMENT
FREQUENCY     DATE     PAYMENT DATE     OPTION        YES/NO         TERMS
------------------------------------------------------------------------------
------------------------------------------------------------------------------

Other Terms:
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Exhibit E
                        Master Selected Dealer Agreement

(FirstName)
(Company)
(Address1)
(Address2)
(City), (State) (Postal)

Dear Selected Dealer:

          In connection with public offerings of securities after the date hereof for which we are acting as manager of an underwriting syndicate or are otherwise responsible for the distribution of securities to the public by means of an offering of securities for sale to selected dealers, you may be offered the right as such a selected dealer to purchase as principal a portion of such securities. This will confirm our mutual agreement as to the general terms and conditions applicable to your participation in any such selected dealer group organized by us as follows.

          1. Applicability of this Agreement. The terms and conditions of this Agreement shall be applicable to any public offering of securities ("Securities"), pursuant to a registration statement filed under the Securities Act of 1933 (the "1933 Act"), or exempt from registration thereunder (other than a public offering of Securities effected wholly outside the United States of America), wherein Incapital LLC clearing through Pershing, LLC (the "Account") (acting for its own
     Account or for the account of any underwriting or similar group or syndicate) is responsible for managing or otherwise implementing the sale of the Securities to selected dealers ("Selected Dealers") and has expressly informed you that such terms and conditions shall be applicable. Any such offering of Securities to you as a Selected Dealer is hereinafter called an "Offering". In the case of any Offering where we are acting for the account of any underwriting or similar group or syndicate ("Underwriters"), the terms and conditions of this Agreement shall be for the benefit of, and binding upon, such Underwriters, including, in the case of any Offering where we are acting with others as representatives of Underwriters, such other representatives.

          2. Conditions of Offering; Acceptance and Purchases. Any Offering: (i) will be subject to delivery of the Securities and their acceptance by us and any other Underwriters; (ii) may be subject to the approval of all legal matters by counsel and the satisfaction of other conditions, and
     (iii) may be made on the basis of reservation of Securities or an allotment against subscription. We will advise you by electronic mail, facsimile or other form of written communication ("Written Communication", which term, in the case of any Offering described in Section 3(a) or 3(b) hereof, may include a prospectus or offering circular) of the particular method and supplementary terms and conditions (including, without limitation, the information as to prices and offering date referred to in

     Section 3(c) hereof) of any Offering in which you are invited to participate. To the extent such supplementary terms and conditions are inconsistent with any provision herein, such terms and conditions shall supersede any such provision. Unless otherwise indicated in any such Written Communication, acceptances and other communications by you with respect to an Offering should be sent to Incapital LLC, One North LaSalle Street, Suite 3500, Chicago, IL 60602, (Fax: (312) 379-3701). We reserve the right to reject any acceptance in whole or in part. Unless notified otherwise by us, Securities purchased by you shall be paid for on such date as we shall determine, on one day's prior notice to you, by certified or official bank check, in an amount equal to the Public Offering Prices
     (as hereinafter defined) or, if we shall so advise you, at such Public Offering Price less the Concession (as hereinafter defined), payable in New York Clearing House funds to the order of Pershing, LLC clearing for the account of Incapital LLC, against delivery of the Securities. If Securities are purchased and paid for at such Public Offering Price, such Concession will be paid after the termination of the provisions of Section 3(c) hereof with respect to such Securities. Notwithstanding the foregoing, unless notified otherwise by us, payment for and delivery of Securities purchased by you shall be made through the facilities of The Depository Trust Company, if you are a member, unless you have otherwise notified us prior to the date specified in a Written Communication to you from us or, if you are not a member, settlement may be made through a correspondent who is a member pursuant to instructions which you will send to us prior to such specified date.

          3. Representations, Warranties and Agreements.

          (a) Registered Offerings. In the case of any Offering of Securities that are registered under the 1933 Act ("Registered Offering"), we shall provide you with such number of copies of each preliminary prospectus and of the final prospectus relating thereto as you may reasonably request for the purposes contemplated by the 1933 Act and the Securities Exchange Act of 1934 (the "1934 Act") and the applicable rules and regulations of the Securities and Exchange Commission thereunder. You represent and warrant that you are familiar with Rule 15c2-8 under the 1934 Act relating to the distribution of preliminary and final prospectuses and agree that you will comply therewith. You agree to make a record of your distribution of each preliminary prospectus and, when furnished with copies of any revised preliminary prospectus, you will, upon our request, promptly forward copies thereof to each person to whom you have theretofore distributed a preliminary prospectus. You agree that in purchasing Securities in a Registered Offering you will rely upon no statement whatsoever, written or oral, other than the statements in the final prospectus delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to a prospectus or by any Underwriter to give any information or to make any representation not contained in the prospectus in connection with the sale of such Securities.

          (b) Offerings Pursuant to Offering Circular. In the case of any Offering of Securities, other than a Registered Offering, which is made pursuant to an offering circular or other document comparable to a prospectus in a Registered Offering, we shall provide you with such number of copies of each preliminary offering circular and of the final offering circular relating thereto as you may reasonably request. You agree that you will comply with the applicable Federal and state laws, and the applicable rules and regulations of any regulatory body promulgated thereunder, governing the use and distribution of offering circulars by brokers or dealers. You agree that in purchasing Securities pursuant to an offering circular you will rely upon no statements whatsoever, written or oral, other than the statements in the final offering circular delivered to you by us. You will not be authorized by the issuer or other seller of Securities offered pursuant to an offering circular or by any Underwriter to give any information or to make any representation not contained in the offering circular in connection with the sale of such Securities.

          (c) Offer and Sale to the Public. With respect to any Offering of Securities, we will inform you by a Written Communication of the public offering price, the selling concession, the reallowance (if any) to dealers and the time when you may commence selling Securities to the public. After such public offering has commenced, we may change the public offering price, the selling concession and the reallowance to dealers. The offering price, selling concession and reallowance (if any) to dealers at any time in effect with respect to an Offering are hereinafter referred to, respectively, as the "Public Offering Price", the "Concession" and the "Reallowance". With respect to each Offering of Securities, until the provisions of this Section 3(c) shall be terminated pursuant to Section 4 hereof, you agree to offer Securities to the public at no more than the Public Offering Price. If so notified by us, you may sell Securities to the public at a lesser negotiated price than the Public Offering Price, but in an amount not to exceed the "Concession". If a Reallowance is in effect, a reallowance from the Public Offering Price not in excess of such Reallowance may be allowed as consideration for services rendered in distribution to dealers who are actually engaged in the investment banking or securities business, who execute the written agreement prescribed by Rule 2740 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and who are either members in good standing of the NASD or foreign banks, dealers or institutions not eligible for membership in the NASD who represent to you that they will promptly reoffer such Securities at the Public Offering Price and will abide by the conditions with respect to foreign banks, dealers and institutions set forth in Section 3(e) hereof.

          (d) Over-allotment; Stabilization; Unsold Allotments. We may, with respect to any Offering, be authorized to over-allot in arranging sales to Selected Dealers, to purchase and sell Securities for long or short account and to stabilize or maintain the market price of the Securities. You agree that, upon our request at any time and from time to time prior to the termination of the provisions of Section 3(c) hereof with respect to any Offering, you will report to us the amount of Securities purchased by you pursuant to such Offering which then remain unsold by you and will, upon our request at any such time, sell to us for our account or the account of one or more Underwriters such amount of such unsold Securities as we may designate at the Public Offering Price less an amount to be determined by us not in excess of the Concession. If, prior to the later of (i) the termination of the provisions of Section 3(c) hereof with respect to any Offering or (ii) the covering by us of any short position created by us in connection with such Offering for our account or the account of one or more Underwriters, we purchase or contract to purchase for our account or the account of one or more Underwriters in


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


the open market or otherwise any Securities purchased by you under this Agreement as part of such Offering, you agree to pay us on demand an amount equal to the Concession with respect to such Securities (unless you shall have purchased such Securities pursuant to Section 2 hereof at the Public Offering Price in which case we shall not be obligated to pay such Concession to you pursuant to Section 2) plus transfer taxes and broker's commissions or dealer's mark-up, if any, paid in connection with such purchase or contract to purchase.

          (e) NASD. You represent and warrant that you are actually engaged in the investment banking or securities business and either a member in good standing of the NASD or, if you are not such a member, you are a foreign bank, dealer or institution not eligible for membership in the NASD which agrees to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein, and in making other sales to comply with the applicable rules and regulations of the NASD, including Rule 2790 of the NASD's Conduct Rules. You further represent, by your participation in an Offering, that you have provided to us all documents and other information required to be filed with respect to you, any related person or any person associated with you or any such related person pursuant to the supplementary requirements of the NASD's interpretation with respect to review of corporate financing as such requirements relate to such Offering.

          You agree that, in connection with any purchase or sale of the Securities wherein a Concession, discount or other allowance is received or granted, (1) you will comply with the provisions of Rule 2740 of the NASD's Conduct Rules and (2) if you are a non-NASD member broker or dealer in a foreign country, you will also comply (a), as though you were an NASD member, with Rules 2730, 2740, 2750 and 2790 of the NASD's Conduct Rules and (b) with Rule 2420 thereof as that Rule applies to a non-NASD member broker or dealer in a foreign country.

          You further agree that, in connection with any purchase of securities from us that is not otherwise covered by the terms of this Agreement (whether we are acting as manager, as a member of an underwriting syndicate or a selling group or otherwise), if a Concession or other allowance is granted to you, clauses (1) and (2) of the preceding paragraph will be applicable.

          (f) Relationship among Underwriters and Selected Dealers. We may buy Securities from or sell Securities to any Underwriter or Selected Dealer and, without consent, the Underwriters (if any) and the Selected Dealers may purchase Securities from and sell Securities to each other at the Public Offering Price less all or any part of the Concession. Unless otherwise specified in a separate agreement between you and us, this agreement does not authorize you to act as agent for: (i) us; (ii) any Underwriter; (iii) the issuer; or (iv) other seller of any Securities in offering Securities to the public or otherwise. Neither we nor any Underwriter shall be under any obligation to you except for obligations assumed hereby or in any Written Communication from us in connection with any Offering. Nothing contained herein or in any Written Communication from us shall constitute the Selected Dealers an association or partners with us or any Underwriter or with one another. If the Selected Dealers, among themselves or with the Underwriters, should be deemed to constitute a partnership for Federal income tax purposes, then you elect to be excluded from the application of Subchapter K, Chapter 1, Subtitle A of the Internal Revenue Code of 1986 and agree not to take any position inconsistent with that election. You authorize us, in our discretion, to execute and file on your behalf such evidence of that election as may be required by the Internal Revenue Service. In connection with any Offering, you shall be liable for your proportionate amount of any tax, claim, demand or liability that may be asserted against you alone or against one or more Selected Dealers participating in such Offering, or against us or the Underwriters, based upon the claim that the Selected Dealers, or any of them, constitute an association, an unincorporated business or other entity, including, in each case, your proportionate amount of any expense incurred in defending against any such tax, claim, demand or liability.

          (g) Blue Sky Laws. Upon application to us, we shall inform you as to any advice we have received from counsel concerning the jurisdictions in which Securities have been qualified for sale or are exempt under the securities or blue sky laws of such jurisdictions, but we do not assume any obligation or responsibility as to your right to sell Securities in any such jurisdiction.

          (h) Compliance with Law. You agree that in selling Securities pursuant to any Offering (which agreement shall also be for the benefit of the issuer or other seller of such Securities) you will comply with all applicable laws, rules and regulations, including the applicable provisions of the 1933 Act and the 1934 Act, the applicable rules and regulations of the Securities and Exchange Commission thereunder, the applicable provisions of state securities laws, including the rules and regulations thereunder, the applicable rules and regulations of the NASD, the applicable rules and regulations of any securities exchange having jurisdiction over the Offering and the applicable laws, rules and regulations specified in Section 3(b) hereof.

          4. Termination, Supplements and Amendments. This Agreement shall continue in full force and effect until terminated by a written instrument executed by each of the parties hereto. This Agreement may be supplemented or amended by us by written notice thereof to you, and any such supplement or amendment to this Agreement shall be effective with respect to any Offering to which this Agreement applies after the date of such supplement or amendment. Each reference to "this Agreement" herein shall, as appropriate, be to this Agreement as so amended and supplemented. The terms and conditions set forth in
Section 3(c) hereof with regard to any Offering will terminate at the close of business on the 30th day after the commencement of the public offering of the Securities to which such Offering relates, but in our discretion may be extended by us for a further period not exceeding 30 days and in our discretion, whether or not extended, may be terminated at any earlier time.

          5. Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties hereto and other persons specified in
Section 1 hereof, and the respective successors and assigns of each of them.

          6. Governing Law. This Agreement and the terms and conditions set forth herein with respect to any Offering together with such supplementary terms and conditions with respect to such Offering as may be contained in any Written Communication from us to you in connection therewith shall be governed by, and construed in accordance with, the laws of the State of Illinois.

          Please confirm by signing and returning to us the enclosed copy of this Agreement that your subscription to, or your acceptance of any reservation of, any Securities pursuant to an Offering shall constitute (i) acceptance of and agreement to the terms and conditions of this Agreement (as supplemented and amended pursuant to Section 4 hereof) together with and subject to any supplementary terms and conditions contained in any Written

Communication from us in connection with such Offering, all of which shall constitute a binding agreement between you and us, individually or as representative of any Underwriters, (ii) confirmation that your representations and warranties set forth in Section 3 hereof are true and correct at that time,
(iii) confirmation that your agreements set forth in Sections 2 and 3 hereof have been and will be fully performed by you to the extent and at the times required thereby and (iv) in the case of any Offering described in Section 3(a) and 3(b) hereof, acknowledgment that you will request and have received from us sufficient copies of the final prospectus or offering circular, as the case may be, with respect to such Offering in order to comply with your undertakings in
Section 3(a) or 3(b) hereof.

                                                  Very truly yours,

                                                  INCAPITAL LLC


                                                  By:
                                                      --------------------------

--------------------------------------------------------------------------------

CONFIRMED:                        , 20
           -----------------------    ---

(Company)


By:
    -------------------------------------

Name:
      -----------------------------------
      (Print name)

Title:
       ----------------------------------


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


                                    Exhibit F
                       [Opinion of CIT's General Counsel]

     (i) The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction where its business requires such qualification or licensing, except where the failure to be so qualified, licensed or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of the Company.

     (ii) Each of the Company's subsidiaries that is a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X under the Act), is validly existing, has the corporate power to transact the business in which it is engaged, is duly qualified and in good standing as a foreign corporation in each of the several states and jurisdictions where its business requires such qualifications, where its business requires such licensing and where the failure to be so qualified or licensed would have a material adverse effect on the consolidated financial position and results of operations of the Company.

     (iii) To my knowledge there are no legal or governmental proceedings required to be described in the Prospectus which are not described as required, or any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                                    Exhibit G
                      [Opinion of Shearman & Sterling LLP]

     (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware with corporate power and authority under such law to conduct its business as described in the Prospectus.

     (ii) The Selling Agent Agreement has been duly authorized, executed and delivered by the Company.

     (iii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the applicable Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (iv) When the final terms of the Notes have been duly established and approved, and when such Notes have been duly authorized and executed by the Company and duly authenticated by the Trustee in accordance with the terms of the Indenture, and delivered to and paid for by the purchasers thereof pursuant to the Selling Agent Agreement, the Notes will constitute valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

     (v) The statements in the Prospectus under the caption "Description of Debt Securities" and "Description of Notes," insofar as such statements constitute summaries of legal matters or documents referred to therein, fairly summarize in all material respects the legal matters or documents referred to therein.

     (vi) The Indenture has been duly qualified under the Trust Indenture Act.

     (vii) The Registration Statement has been declared effective under the 1933 Act and, to the our knowledge, as of the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for such purpose have been initiated or threatened by the SEC.

     (viii) Each of the Registration Statement and the Prospectus (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1, as to which we express no opinion) appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the applicable rules and regulations of the SEC thereunder.

     (ix) Each of the documents incorporated by reference in the Prospectus (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion), at the time it was filed with the

SEC, appears on its face to have been appropriately responsive in all material respects to the requirements of the 1934 Act and the applicable rules and regulations of the SEC thereunder.

     (x) The execution and delivery by the Company of the Selling Agent Agreement and the Indenture does not, and the performance by the Company of its obligations thereunder and the consummation of the transactions contemplated thereby will not, (a) result in a violation of the Company's certificate of incorporation or by-laws, (b) result in a violation of Generally Applicable Law or (c) result in a breach of, a default under or the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Company under, or result in or require the creation of any lien upon or security interest in any property of the Company pursuant to the terms of, any document or contract filed as an exhibit, pursuant to Items 601(b)(4) or 601(b)(10) of Regulation S-K under the Act, to the Company's most recently filed annual report on Form 10-K or the Company's quarterly reports on Form 10-Q for the quarterly periods ended since the filing date of the Company's most recently filed annual report on Form 10-K.

     (xi) The Company is not required to register as an investment company under the Investment Company Act of 1940, as amended.

     (xii) No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body is required for the due execution, delivery or performance by the Company of the Selling Agent Agreement and the Indenture, except as have been obtained and are in full force and effect under the 1933 Act or the Trust Indenture Act or as may be required under the state securities or blue sky laws of any jurisdiction in the United States in connection with the offer and sale of the Notes.

     The opinions set forth above in paragraphs (iii) and (iv) are subject to
(a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally (including without limitation all laws relating to fraudulent transfers), and (b) the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law).

     No facts came to our attention which gave us reason to believe that (i) the Registration Statement (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1, as to which we have not been requested to comment), as of the date such Registration Statement was declared effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus (other than the financial statements and other financial or statistical data contained or incorporated by reference therein or omitted therefrom, as to which we have not been requested to comment), as of its date and the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.


                                      G-2